Exhibit 99.1

Corporate Investor Presentation December 2017 V121617

Disclaimer Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties . Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward - looking statements . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10 - K, 10 - Q and 8 - K reports . In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its Securities and Exchange Commission (“SEC”) filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc . ZTlido™ and G - MAB™ are trademarks owned by Scilex Pharmaceuticals, Inc . and Sorrento, respectively . Seprehvir®, is a registered trademark of Virttu Biologics Limited, a wholly - owned subsidiary of TNK Therapeutics, Inc . and part of the group of companies owned by Sorrento Therapeutics, Inc . All other trademarks are the property of their respective owners . 2 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Developing Immuno - Oncology and CAR - T Therapies 3 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Recent Achievements

- **ZTlido™ (lidocaine topical system) 1.8%**
  - Submission of FDA NDA (3Q17)
  - Europe MAA Submission (4Q17)

- **RTX (resiniferatoxin)**
  - FDA IND authorization (2Q17)

- **CD38 CAR-T**
  - Pre-IND Meeting with FDA (3Q17)

Lead Development Programs	IND	Phase 1	Phase 2	Phase 3	NDA submission
ZTlido™ (lidocaine topical system) 1.8% - pain associated with PHN					PDUFA
RTX (resiniferatoxin) - intractable pain (terminal cancer)					
RTX (resiniferatoxin) - articular pain (osteoarthritis)					
CD38 CAR-T (Multiple Myeloma)					
CD38 ADC (Multiple Myeloma)					

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

sorrento Therapeutics 4

Outlook of CAR-T Therapies



CD19
BCMA
CD38
Autologous CAR-T
Allogeneic CAR-T
New Frontier
SORRENTO/CELULARITY
CD38 CAR-T
Multiple Myeloma
Novartis, Kite/Gilead, Juno, Bluebird, GenScript
SORRENTO
Cellectis/Servier/Pfizer
SORRENTO/CELULARITY

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

5

Sorrento CD38 CAR-T Program: A Very Big Opportunity

- Addressing Multiple Myeloma indication => $22 B market opportunity
- Targeting validated, high value CD38 target (Darzalex®: anti-CD38 mAb approved for MM treatment)
- Proven CAR-T cell therapy modality for hematologic malignancies (Kymriah™ & Yescarta™ for CD19 CAR-T)
- Development overseen by a seasoned clinical team, with success track record in MM
- cGMP facilities and manufacturing ready for clinical trials
- Most advanced CD38 CAR-T program in the industry
  - IND filing: 1H18
  - First in Human: 1H18

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

sorrento Therapeutics 6

Hematological Malignancies in the US 7 82K ALL Patients (US) 2024 market forecast: $1B CD19: Novartis (Kymriah™) © 2017 Sorrento Therapeutics, Inc. All Rights Reserved * Global Data reports 2016 (market forecast) and NIH Cancer Institute Statistical Facts (Disease incidence and prevalence) 662K NHL Patients (US) 2024 market forecast: $5.4B CD19: Kite (Yescarta™) 120K MM Patients (US) 2023 market forecast: $22.6B CD38: Janssen/ Genmab (Darzalex®) CD38: Sorrento (CD38 CAR - T) CD38: Sorrento (CD38 ADC) BCMA: Bluebird Bio (bb2121 for BCMA CAR - T)

CAR-T Immune Therapies for Hematological Malignancies

- CAR-T cell therapies are the "game-changer" therapeutic modalities against hematological malignancies.
- CAR-T cell pricing (per patient) in the $350K to $500K range.

- **Anti-CD19 CAR-T Cell Therapies:**
  - Kymriah™ (Novartis): ALL in children and young adults
  - Yescarta™ (Kite/Gilead): Certain B cell lymphomas

  - $$$ Gilead acquired Kite for $11.9B (2017)
  - $$$ Juno (JCART014 and 017) Market cap: $5.1B (12/15/17)

- **CD38 is a Validated, High Priority Target for MM Immunotherapies:**
  - Darzalex® mAb (Janssen). License from Genmab.

  - $$$ Genmab Market cap: $10B (12/15/17)
  - $$$ Darzalex expected 2022 sales of $5.8 in MM

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved
Global Data Reports, Company websites, Stock Market Historical data

8

The Simple Math 9 38 = 19 x 2 CD38 ≥ CD19 x 2 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

10 Sorrento CD38 CAR - T Industry - Leading CD38 CAR - T Program © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

CD38 – Important Target for Immunotherapy of MM › Type II transmembrane glycoprotein with cyclic ADP ribose hydrolase activity › High density expression found in: o Multiple myeloma o Other B cell malignancies o Activated T cells o T cell malignancies 11 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Sorrento – Most Advanced CD38 CAR - T Program in Development › CAR based on fully human anti - CD38 antibody o Different binding site than Darzalex ® on CD38 o Different kinetic binding profile o Preference for high - expressing CD38 cells › Late stage IND - enabling studies o Projected IND filing date: 1H18 › Multiple Myeloma is lead indication o First - patient - in: 1H18 12 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Specific Killing of CD38 CAR - T Cells for CD38+ MM Cells › Selective killing of high expressing CD38+ cells 13 E:T ratio = 1.25:1 No T cells Control T cells SRNE CD38 CAR - T cells K562 (CD38 negative cancer cells)/ RPMI8226 (CD38 positive MM) cells CD38+ cells A4 - R3A4 - R3 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 PE--H - PE S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R4: 23.560% B4 - R3B4 - R3 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 PE--H - PE S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R4: 2.306% A8 - R3A8 - R3 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 PE--H - PE S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R4: 33.443% Anti - CD38 CAR - T selectively kills CD38 - expressing MM cells © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Anti-CD38 CAR-T Cells In Xenograft Mouse Model (RPMI8226 MM Tumors)

- On Day -23, immunodeficient NSG mice were infused with human RPMI8226 MM tumor cells
- On Day 0, CAR-T cells were administered i.v.
- In all treated mice, the tumors were eradicated
- **100% of treated mice remained tumor-free until the end of the experiment (150 days)**
- Most CAR-T cells cause GvHD in the model, but Sorrento anti-CD38 CART-T does not.


Untreated Mice
Treated with SRNE CD38- CAR T
Prior to treatment
1 week after treatment
2 weeks after treatment
3 weeks after treatment
4 weeks after treatment
5 weeks after treatment
6 weeks after treatment

Anti-CD38 CAR-T Cells Eradicated CD38 Positive Human Multiple Myeloma Cells

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

14

CRITICAL INFRASTRUCTURE = “CAR - T” cGMP Manufacturing Capabilities (2 Sites) 15 Providence San Diego West Coast East Coast Expected capacity: > 300 patients per year © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

16 Sorrento CD38 ADC Industry - Leading CD38 ADC Program © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Anti - CD38 ADCs Inhibit Tumor Growth At Low Dose 1 ug/mouse (0.04 mg/kg) 7 14 21 28 35 42 49 …. Daudi 2.6e7 on Day 0 Days after tumor cells inoculation 0 Days after treatment 2. IVIS @weekly or needed Dara, CD38 - A2: 1, 0.1 ug/mouse CD38 - 129: 1, 0.1 ug/Mouse CD38 - 136: 10, 1, 0.1 ug/mouse 1. Body weight & clinical behavior monitor closely D6 D13 D0 D20 D27 D34 D41 D48 D54 PBS CD38 - Ab Dara CD38 - 136 CD38 - 129 D62 0 20 40 60 80 10 5 10 6 10 7 10 8 10 9 10 10 10 11 10 12 Days After Treatment initiation T o t a l F l u x [ p / s ] Daudi-luc PBS n=9 CD38-129 0.04mg/kg CD38-136 0.04mg/kg CD38-Ab 0.04mg/kg Dara 0.04mg/kg ip © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Anti-CD38-ADCs are active against Daratumumab-resistant patient MM cells

Dara-sensitive RRMM Patients



Day 6
% Dead Cells (Annexin V+)
100
90
80
70
60
50
40
30
20
10
0
100nM
25nM
6nM
1.5nM
390pM
98pM
24pM
6pM
1.5pM
381fM
untreated
naked
SRNE ADC-1
Dara
SRNE ADC-2

Dara-resistant RRMM Patients



Day 6
% Dead Cells (Annexin V+)
100
90
80
70
60
50
40
30
20
10
0
100nM
25nM
6nM
1.5nM
390pM
98pM
24pM
6pM
1.5pM
381fM
untreated
Dara
SRNE ADC-1
SRNE ADC-2

- Primary MM cells from relapsed/refractory multiple myeloma (RRMM) patients were MACS separated and frozen ($5x10^6$ cells)
- Thawed patients CD138+ fractions
- Cultivated with MSC-conditioned DMEM+20%FCS+IL-6+IL-3
- Dara samples cultured with $2X10^5$ PBMCs (E:T ratio 10) from Day 5.
- Studies performed by Dr. Evren Alici, Cell and Gene Therapy Group; Karolinska Institute, Stockholm/Sweden

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

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CRITICAL INFRASTRUCTURE = ADC cGMP Manufacturing Capabilities (2 Sites) 19 San Diego © 2017 Sorrento Therapeutics, Inc. All Rights Reserved Suzhou › cGMP Ab manufacturing › cGMP Toxin manufacturing › cGMP ADC manufacturing › Fill and Finish

Industry - Leading MM Expert Clinical Development Team › Track record of success › Led development of MM drugs o IMIDs (more than $8B in revenue) • Thalomid ® (Thalidomide) • Revlimid ® (Lenalidomide) • Pomalyst ® (Pomalidomide) 20 Name Position(s) Jerome B. Zeldis, M.D., Ph.D. Chief Medical Officer & President of Clinical Development Ken Takeshita, MD Sr VP Clinical Research Robert Knight, MD Sr VP Clinical Research Mark Brunswick, Ph.D. VP Regulatory Affairs and Quality Stephen L Klincewicz, DO, MPH, JD VP Pharmacovigilance and Clinical Operations © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

21 Sorrento CD38 CAR - T “CBA” (Cord Blood Allogeneic) Industry - Leading Off - the - Shelf CD38 CAR - T Program – “CBA” (Cord Blood Allogeneic) © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Specific Killing of Anti - CD38 CAR - T CBA Cells for CD38+ MM Tumor Cell 22 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved E:T ratio = 1.25:1 No T Control T CAR - T Cancer cell mix 1 - R2Cancer cell mix 1 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 56.0% R4: 44.0% E1 - R2E1 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 25.2% R4: 74.8% E3 - R2E3 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 4.2% R4: 95.8% E5 - R2E5 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 37.6% R4: 62.4% E7 - R2E7 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 4.3% R4: 95.7% PB Donor 8 CB Donor 2 CB Donor 3 CB Donor 4 E9 - R2E9 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 40.6% R4: 59.4% E11 - R2E11 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 3.9% R4: 96.1% E1 - R2E1 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 56.1% R4: 43.9% E3 - R2E3 - R2 0 10 1 10 2 10 3 10 4 10 5 10 6 10 0.001 500 1000 BL1-H S S C - H ( 1 0 ^ 3 ) S S C - H ( 1 0 ^ 3 ) R3: 97.6% R4: 2.4% % Live Cells

Eradication of CD38+ Human Multiple Myeloma in NSG Mice by Anti - CD38 CAR - T CBA Cells 23 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

Summary of current CAR - T CBA Program › CAR - T cells were successfully generated from Cord Blood. › CAR - T cells generated from CB produced much less cytokines than PB when activated by targeted antigen. › CAR - T cells generated from CB exhibited similar specific anti - tumor cytotoxicity as PB in vitro. › CAR - T cells generated from CB demonstrated anti - tumor activity against MM tumor cells in animal model. Our results indicate that anti - CD38 CAR - T cells generated from CB exhibit strong CD38 - specific anti - MM tumor activity in vitro and in animal model. Possible benefits for CBA cells compared to current CAR - T approaches: - Potentially lower risk of severe cytokine release syndrome (CRS). - Selective lysis of CD38 high expressing cells => potentially sparing low CD38 - expressing cells. - GvHD adverse event profile likely different than current CAR - T approaches. 24

Timetable and Upcoming Milestones

Lead Development Programs	IND	Phase 1	Phase 2	Phase 3	NDA submission
CD38 CAR-T (Multiple Myeloma)					
CD38 ADC (Multiple Myeloma)					
ZTlido™ (lidocaine topical system) 1.8% - pain associated with PHN					PDUFA
RTX (resiniferatoxin) - intractable pain (terminal cancer)					
RTX (resiniferatoxin) - articular pain (osteoarthritis)					

- **CD38 CAR-T**
  - 1H18 = IND filing + Phase 1 and First in Human
- **CD38 ADC**
  - 2H18 = IND filing
- **ZTlido™ (lidocaine topical system) 1.8%**
  - 1Q18 = PDUFA (02/28/18)
- **RTX (resiniferatoxin)**
  - 1Q18 Phase 1 intractable cancer pain (epidural)
  - 1Q18 IND filing (Phase 1) and 2Q18 (First in Human) for osteoarthritis pain (intra-articular)

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

25

Leading Players in the CAR - T Space 26 $5.1 B (12/15/17) $11.8 B (2017) JUNO CD19 CAR - T KITE © 2017 Sorrento Therapeutics, Inc. All Rights Reserved CD38 CAR - T $0.25 B (12/15/17) SRNE BCMA CAR - T $8.4 B (12/15/17) BLUE

Sorrento's Rich Product Pipeline

sorrento
Therapeutics

Immuno-Oncology Platform		Non-Opioid Pain Management
Key Technology Assets › Extensive library of fully human antibodies (G-MAB™) › Biosimilars / Bio-better antibodies › Intracellular targeting MAbs (iTAbs) › Antibody-drug conjugates (ADCs)	**Key Technology Assets** › CAR-T therapy › CAR-pINK therapy (Celularity) › Oncolytic virus immunotherapy	**Key Technology Assets** › TRPV1 Agonist - Neuron Ablating Agent (resiniferatoxin) › Non-aqueous adhesive pain patch (lidocaine)
Lead Product Candidates – Development programs › PD-L1, PD-1 › CD38 ADC, CD25 ADC › STAT3, mKRASG12D (iTAbs)	**Lead Product Candidates – Development programs** › CD38 CAR-T for multiple myeloma (IND-enabling studies) › CEA CAR-T for solid tumors (Phase Ib) › Seprehvir for solid tumors (Phase Ib/II)	**Lead Product Candidates – Development programs** › RTX epidural for intractable cancer pain › RTX intra-articular for arthritis pain › Lidocaine for relief of pain from PHN
Highlights / Upcoming Milestones › 2H18 CD38 ADC IND filing	**Highlights / Upcoming Milestones** › 1H18 IND CD38 CAR-T	**Highlights / Upcoming Milestones** › 1Q18 ZTlido PDUFA response on NDA submission › 1Q18 Epidural RTX cancer pain phase (1st patient) › 1Q18 Intra-articular RTX arthritis IND submission

Sorrento | Concortis | LA Cell | TNK Therapeutics | VIRTTU Biologics | Scilex Pharmaceuticals | Ark Animal Health

© 2017 Sorrento Therapeutics, Inc. All Rights Reserved

sorrento Therapeutics 27

Sorrento’s Senior Leadership Team 28 Name Position(s) Henry Ji, Ph.D. Chairman & CEO George Ng, J.D. EVP, Chief Administrative Officer & Chief Legal Officer Dean Ferrigno VP Finance and Chief Accounting Officer Alexis Nahama, DVM VP Corporate Development and President Ark Animal Health Hui Li, PhD VP Business Development and General Manager China Operations Bill Farley VP Sales and Business Development Name Position(s) Jerome B. Zeldis, M.D., Ph.D. Chief Medical Officer & President of Clinical Development Mark Brunswick, Ph.D. VP Regulatory Affairs and Quality Robert Knight, MD Sr VP Clinical Research Ken Takeshita, MD Sr VP Clinical Research Stephen L Klincewicz, DO, MPH, JD VP Pharmacovigilance and Clinical Operations Gunnar F. Kaufmann, Ph.D. Sr VP of Immunotherapy, Head of Research and Global Partnerships © 2017 Sorrento Therapeutics, Inc. All Rights Reserved

29 (858) 203 - 4100 investors@sorrentotherapeutics.com 4955 Directors Place, San Diego, CA 92121 © 2017 Sorrento Therapeutics, Inc. All Rights Reserved